UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2018 (June 28, 2018)

GENESCO INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)

(615) 367-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07. Submission of Matters to Vote of Security Holders.

The Annual Meeting was held on June 28, 2018, at the Company’s corporate headquarters in Genesco Park, Nashville, Tennessee. Shares representing a total of 19,952,037 votes were outstanding and entitled to vote. At that meeting, the Company’s shareholders voted on the matters set forth below.

Election of Directors

The Company’s shareholders elected all eleven persons nominated for election as directors until the next annual meeting of the shareholders and until their successors are elected and qualified as set forth in the Company’s proxy statement dated May 16, 2018. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Votes
Joanna Barsh	17,228,958	159,224	1,297,007
Marjorie L. Bowen	17,212,685	175,497	1,297,007
James W. Bradford	16,926,401	461,781	1,297,007
Robert J. Dennis	16,632,293	755,889	1,297,007
Matthew C. Diamond	17,070,887	317,295	1,297,007
Marty G. Dickens	17,076,512	311,670	1,297,007
Thurgood Marshall, Jr.	17,137,293	250,889	1,297,007
Kathleen Mason	17,095,141	293,041	1,297,007
Kevin P. McDermott	17,262,832	125,350	1,297,007
Joshua E. Schechter	17,199,717	188,465	1,297,007
David M. Tehle	17,245,608	142,574	1,297,007

Non-Binding, Advisory Vote on the Company’s Executive Compensation

The Company's shareholders voted upon a non‑binding, advisory proposal to approve the compensation of the Company's named executive officers as disclosed in the proxy statement for the Annual Shareholders' meeting. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
16,364,198	1,013,737	10,273	1,297,007

Ratification of Independent Accountants

The Company’s shareholders voted upon and approved the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year. The votes on this proposal were as follows:

For	Against	Abstain
18,194,444	481,488	9,283

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesco Inc.

By:    /s/ Roger G. Sisson
Name:    Roger G. Sisson
Title:    Senior Vice President,
Secretary and General Counsel
 Date: July 2, 2018